Fixed Assets, net	12 Months Ended
Dec. 31, 2025
Fixed Assets, net
Fixed Assets, net

4. Fixed Assets, net

Fixed assets, net consisted of the following (in thousands of US$):

	Vessel	Accumulated	Net Book
	Costs	Depreciation	Value
As of January 1, 2023	$3,903,896	$(1,182,402)	$2,721,494
Additions	154,334	—	154,334
Depreciation	—	(129,287)	(129,287)
As of December 31, 2023	$4,058,230	$(1,311,689)	$2,746,541
Additions and transfers from vessels under construction	694,997	—	694,997
Disposals	(3,940)	1,055	(2,885)
Depreciation	—	(148,344)	(148,344)
As of December 31, 2024	$4,749,287	$(1,458,978)	$3,290,309
Additions and transfers from vessels under construction	142,760	—	142,760
Depreciation	—	(163,366)	(163,366)
As of December 31, 2025	$4,892,047	$(1,622,344)	$3,269,703

Deliveries of newbuilding container vessels & Capesize drybulk carrier vessels acquisitions:

In 2025, the Company took delivery of two 6,014 TEU newbuild container vessels, Phoebe and Greenhouse, both of which commenced long-term charters upon delivery and which were transferred from “Advances for vessels under construction” to “Fixed assets, net” at an aggregate cost of approximately $129.4 million. In addition, during 2025, the Company entered into a Memorandum of Agreement to acquire a drybulk capesize vessel for a purchase price of $25.0 million, which is expected to be delivered in the first quarter of 2026. For this acquisition, the Company deposited $3.8 million into an escrow account in 2025, which as of December 31, 2025 is recorded under “Advances for vessels under construction and vessel acquisition” (Note 5).

In 2024, the Company took delivery of four 8,010 TEU newbuild container vessels named Catherine C, Greenland, Greenville and Greenfield and two 7,165 TEU newbuild container vessels named Interasia Accelerate and Interasia Amplify, of which all six vessels commenced a long-term charter upon delivery. Additionally, following the acquisition of the seven drybulk capsize vessels in 2023, during 2024 the Company acquired the three Capesize bulk carrier vessels Danaos, Gouverneur and Valentine.

Container vessels disposal/sale:

In March 2024, the Company sold the vessel Stride for scrap. The vessel had been off-hire since January 8, 2024 due to damage from a fire in the engine room that was subsequently contained. The Company recognized $11.9 million of net insurance proceeds for the total loss of the vessel and recorded a gain on disposal of $8.3 million for the year ended December 31, 2024, which is separately presented under “Net gain on disposal/sale of vessels” in the Consolidated Statements of Income.

In 2022, the Company entered into an agreement to opportunistically sell the vessel Amalia C, which was classified as held for sale as of December 31, 2022. Upon delivery of the vessel to its buyer in January 2023, the Company recognized a gain of $1.6 million,which is separately presented under “Net gain on disposal/sale of vessels” in the Consolidated Statements of Income.

See Note 10 “Long-Term Debt, net” for information about the vessels, which are subject to first preferred mortgages as collateral to the Company’s credit facilities.

As of December 31, 2025 and 2024, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s container vessels. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for the Company’s vessels with impairment indicators by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As of December 31, 2025 and 2024, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2025 and 2024, no impairment loss was identified.

4. Fixed Assets, net (Continued)

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $616.3 million and $603.7 million as of December 31, 2025 and December 31, 2024, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclical nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.